UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 11, 2011, Calumet Specialty Products Partners, L.P. (the “Partnership”) issued a press release announcing that it intends to commence a private offering of senior notes due 2019. The Partnership is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.
     Neither this Current Report nor the related press release shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated April 11, 2011, announcing a private offering of senior notes due 2019.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS
PARTNERS, L.P.

	By:	CALUMET GP, LLC,
its General Partner

Date: April 11, 2011	By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and
Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated April 11, 2011, announcing a private offering of senior notes due 2019.